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                                                                   EXHIBIT 2.N.


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 30, 1996, in the Registration Statement (Form N-2 No. 333-10785) and related Prospectus of Brantley Capital Corporation for the registration of 10,000,000 shares of its common stock.




                                                /s/ ERNST & YOUNG LLP

Cleveland, Ohio

November 22, 1996